UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Royal Caribbean Cruises Ltd.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ROYAL CARIBBEAN CRUISES LTD.

1050 Caribbean Way

Miami, Florida 33132

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To our Shareholders:

Notice is hereby given that the Annual Meeting of Shareholders of Royal Caribbean Cruises Ltd. will be held at 9:00 A.M., Eastern Daylight Time, on Monday, May 12, 2014 at the JW Marriott Marquis Miami, 255 Biscayne Boulevard Way, Miami, Florida, 33131, for the following purposes:

1. To elect five directors to our Board of Directors, each for a one-year term expiring in 2015;

2. To hold an advisory vote to approve the compensation of our named executive officers;

3. To approve an amendment to our 1994 Employee Stock Purchase Plan to increase the number of authorized shares reserved for purchase thereunder by 500,000 shares;

4. To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014; and

5. To transact such other business as may properly come before the meeting and any adjournment thereof.

The Board of Directors has fixed the close of business on March 24, 2014 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof. Each share of our common stock outstanding as of such date is entitled to vote at the Annual Meeting. At the close of business on March 24, 2014, 222,036,105 shares of our common stock were outstanding and entitled to vote. You may vote all of the shares owned by you as of the close of business on the record date.

This year, for our shareholders with shares registered with the Norwegian Central Securities Depository (VPS), we will make the proxy materials for the Annual Meeting (including our Proxy Statement and Annual Report) available at our website at www.rclinvestor.com rather than mailing a full paper set of such materials. A shareholder is nonetheless entitled to request that the materials be sent to him or her free of charge, upon request to Investor Relations, 1050 Caribbean Way, Miami, Florida 33132, email: investorrelations@rccl.com. This process is very similar to the process we have followed for a number of years with our non-VPS shareholders and will substantially reduce the costs associated with printing and distributing our proxy materials.

All shareholders are cordially invited to attend the Annual Meeting and vote your shares in person. Please note that you will need to provide proof of ownership by bringing either your proxy card or a copy of your brokerage statement showing your share ownership as of March 24, 2014. You may also vote your shares without attending the Annual Meeting by completing, signing, dating and returning the enclosed proxy card in accordance with the instructions set forth thereon.

Whether or not you expect to attend in person, you are urged to vote as soon as possible by mail so that your shares may be voted in accordance with your wishes. The giving of a proxy does not affect your right to revoke it later or vote your shares in person in the event you should attend the Annual Meeting.

April 1, 2014	Bradley H. Stein
General Counsel and Secretary